Spectrum Brands Fiscal 2005 Financial Results Adjusted to Reflect the Effect of Acquisitions and Divestitures For the Full Year Exhibit 99.1

Spectrum Brands Inc.
Condensed Combined Financial Data Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
The following unaudited condensed combined statement of operations for the year ended September 30, 2005, and the accompanying condensed combined statement of operations for the four quarters of the year then ended assume all acquisitions completed by Spectrum Brands during the year ended September 30,
2005 were completed on October 1, 2004.  Specifically, this includes the acquisition of United Industries Inc. (“United” ), completed by Spectrum Brandson
February 7, 2005, the acquisition of Tetra Holding GmbH (“Tetra” ), completed by Spectrum Brands on April 29, 2005, the acquisition of Jungle Laboratories
(“Jungle”), completed by Spectrum Brands on September 2, 2005, and the acquisition of Firstrax, completed by the United Pet Group (“ UPG”) on February 1,
2005.
The data also excludes the results of operations for the Nu-Gro Pro and Tech business that Spectrum Brands classified as an asset held for sale as of September
30, 2005.  This business was disposed of by sale in January 2006.  Amounts excluded are based upon internal financial information prepared by management.
The information also gives effect to certain adjustments described in the accompanying notes.
In addition, interest expense has been adjusted to reflect interest expense we estimate would be incurred by the Company had all acquisitions occurred on
October 1, 2004 and the sale of the Nu-Gro Pro and Tech business had occurred on October 1, 2004, with the proceeds from the sale applied to reduce approximately $80 million in outstanding debt.
Our capital structure has also been adjusted as if the issuance of 13.75 million shares of our common stock, which actually occurred on February 7, 2005 in connection with the United acquisition, had occurred on October 1, 2004.  Earnings per share calculations presented in the accompanying condensed combined statements of operations reflect this adjusted capital structure.
The effective tax rate for the periods presented is adjusted to 35%.
The information make no adjustments to estimate the impact of synergies we expect to achieve from the integration of the acquired companies.
This comparable information is provided solely for the purpose of additional analysis of the results of the Company.  The data is presented for informational purposes only and is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.
*

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
For the Fiscal Year Ended September 30, 2005
EPS Summary by Quarter
(in thousands)
Q1 Q2 Q3 Q4 Full Year
Net Income, as adjusted 14,945 $       21,146 $       38,230 $       5,323 $         79,644 $
Shares Outstanding, as adjusted 49,290          50,403          51,086          51,207          50,528
Diluted EPS, as adjusted 0.30 $           0.42 $           0.75 $           0.10 $           1.58 $
*

Spectrum Brands, Inc.

Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)

Excluding Nu-Gro Discontinued Operations

For the Fiscal Year Ended September 30, 2005

Pro Forma Net Sales and Profitability by Segment

(in thousands)

	Q1	Q2	Q3	Q4	Full Year
Segment Net Sales:
North America	$276,544	$325,626	$412,848	$246,522	$1,261,540
EROW	222,272	144,290	137,253	153,835	657,650
Latin America	52,683	49,624	49,568	56,201	208,076
Global Pet	135,386	132,785	131,252	132,955	532,378

Total Net Sales:	$686,885	$652,325	$730,921	$589,513	$2,659,644

Segment Profitability (A):
North America	$27,829	$51,762	$73,900	$17,518	$171,009
EROW	35,959	19,409	17,968	21,215	94,551
Latin America	4,196	3,594	4,281	5,367	17,438
Global Pet	18,315	20,642	22,296	20,362	81,615

Total Segment Profit:	86,299	95,407	118,445	64,462	364,613

Corporate (B):	(24,037)	(25,314)	(22,491)	(17,446)	(89,288)

Total Operating Income:	$62,262	$70,093	$95,954	$47,016	$275,325

(A)	Segment profitability presented above differs from previously reported results as it includes the impact of acquisitions and divestitures and excludes certain items discussed more fully in the notes to the accompanying unaudited condensed consolidated financial information. Refer to such notes to the accompanying unaudited condensed consolidated financial information for each respective period for details of these adjustments.
(B)	Consists of purchasing expense, corporate general and administrative expense, and research and development expense.

4

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended January 2, 2005
(in thousands)
Non-Recurring
Charges
Other
Adjustments
Net sales 490,769 $                 196,116 $          - $                   - $                   686,885 $
Cost of goods sold 292,412                     123,218             (1,899)                (4)    413,731
Restructuring and related charges -                             -                      -                      -                      -
Gross profit 198,357                     72,898               1,899                 -                      273,154
Operating expenses:
  Selling, general and administrative expenses 137,124                     75,979               (451)                   (5)    (1,760)                (6)    210,892
  Restructuring and related charges -                             -                      -                      -                      -
137,124                     75,979               (451)                   (1,760)                210,892
Operating Income (loss) 61,233                       (3,081)                2,350                 1,760                 62,262
Interest expense 16,955                       -                      -                      22,295               (7)    39,250
Other (income) expense, net (36)                             56                       -                      20
Income (loss) from continuing operations before income taxes 44,314                       (3,137)                2,350                 (20,535)              22,992
Income tax expense (benefit) 16,385                       -                      -                      (8,338)
(8)
8,047
Income from continuing operations 27,929                       (3,137)                2,350                 (12,197)              14,945
Loss/(Income) from discontinued operations, net of tax -                             -                      -                      -                      -
Net income 27,929 $                    (3,137) $             2,350 $              (12,197) $           14,945 $
Diluted Shares Outstanding 35,540
As Adjusted Diluted Shares Outstanding 49,290                (9)
Diluted Earnings Per Share 0.79 $                        0.30 $
See accompanying notes which are an integral part of this unaudited condensed consolidated adjusted financial information.
Spectrum Brands
Q1 Results
As Reported (1)
Impact of
Acquisitions &
Divestitures
(2), (3)
Q1 Results
As Adjusted
*

*
Spectrum Brands Inc.
Notes to Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended January 2, 2005
(1) - Condensed Consolidated Statement of Operations for Spectrum Brands, as obtained from the Company’s 10-Q report for the three month period ended
January 2, 2005.
(2) – Includes the results of operations for the following:
United, from its Unaudited Consolidated Statement of Operations for the three month period ended December 31, 2004 .
Tetra, from its Unaudited Consolidated Statement of Operations for the three month period ended December 31, 2004 .
Firstrax, from its Unaudited Consolidated Statement of Operations for the three month period ended December 31, 2004 .
Jungle, from its Unaudited Consolidated Statement of Operations for the three month period ended December 31, 2004 .
(3) – Excludes the unaudited results of the Nu-Gro Corporation’s Pro and Tech business for the three month period ended January 2, 2005. Nu-Gro’s Pro and
Tech business was disposed of by sale in January 2006.  Excluded results of the Pro and Tech business were calculated by management.
(4) – Comprises the charge for the fair value adjustment applied to UPG inventory, acquired in United’s acquisition of the UPG on July 30, 2004.
(5) – Comprises a $1.1 million charge related to the disposal of Spectrum Brands property in Wisconsin, $0.4 million in transaction costs incurred by United in connection with its acquisition of UPG, and $0.5 million of executive recruiter fees incurred by United during the quarter.  These amounts are offset by a $1.6 million gain on the sale of Spectrum Brands property in Mexico.
(6) – Impact on amortization of Spectrum Brands’ acquisitions of United, Tetra, Firstrax and Jungle.
(7) – Interest expense associated with the debt issued and refinanced in connection with the acquired companies. Such debt and resulting interest expense has been reduced as a result of applying the net proceeds from the sale of the Nu- Gro Pro and Tech businesses as if such sale occurred on October 1, 2004.
(8) – Adjustment to income tax expense to arrive at an adjusted 2005 effective tax rate of 35 percent.
(9) – Increase to weighted shares outstanding due to the assumed issuance of 13.75 million shares of Spectrum Brands common stock on October 1, 2004 .

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended April 3, 2005
(in thousands)
Non-Recurring
Charges
Other
Adjustments
Net sales 534,511 $                 117,814 $          - $                   - $                   652,325 $
Cost of goods sold 345,008                     68,010               (30,588)              (13)   -                      382,430
Restructuring and related charges -                             -                      -                      -                      -
Gross profit 189,503                     49,804               30,588               -                      269,895
Operating expenses:
  Selling, general and administrative expenses 153,636                     55,863               (9,384)                (14)   (313)                   (17)   199,802
  Restructuring and related charges 157                            -                      (157)
(15)
-                      -
153,793                     55,863               (9,541)                (313)                   199,802
Operating Income (loss) 35,710                       (6,059)                40,129               313                     70,093
Interest expense 38,966                       -                      (12,033)              (16)   11,107               (18)   38,040
Other (income) expense, net (131)                           (348)                   -                      -                      (479)
Income (loss) from continuing operations before income taxes (3,125)                        (5,711)                52,162               (10,794)              32,532
Income tax expense (benefit) (1,194)                        -                      -                      12,580               (19)   11,386
Income from continuing operations (1,931)                        (5,711)                52,162               (23,374)              21,146
Loss/(Income) from discontinued operations, net of tax -                             -                      -                      -                      -
Net income (1,931) $                     (5,711) $             52,162 $            (23,374) $           21,146 $
Diluted Shares Outstanding 43,222
As Adjusted Diluted Shares Outstanding 50,403
(20)
Diluted Earnings Per Share (0.04) $                       0.42 $
See accompanying notes which are an integral part of this unaudited condensed consolidated adjusted financial information.
Spectrum Brands
Q2 Results
As Reported (10)
Impact of
Acquisitions &
Divestitures
(11), (12)
Q2 Results
As Adjusted
*

*
Spectrum Brands Inc.
Notes to Condensed Combined Statement of Operations Adjusted to Inclu de Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended April 3, 2005
(10) – Condensed Consolidated Statement of Operations for Spectrum Brands, as obtained from the Company’s 10-Q report for the three month period ended
April 3, 2005.
(11) – Includes the results of operations for the following:
United, from its Unaudited Consolidated Statement of Operations for the period January 1, 2005 through February 7, 2005.
Tetra, from its Unaudited Consolidated Statement of Operations for the three month period ended March 31, 2005 .
Firstrax, from its Unaudited Consolidated Statement of Operations for the month ended January 31, 2005.
Jungle, from its Unaudited Consolidated Statement of Operations for the three month period ended March 31, 2005 .
(12) – Excludes the unaudited results of the Nu-Gro Corporation’s Pro and Tech business for the three month period ended April 3, 2005. Nu-Gro’s Pro and Tech business was disposed of by sale in January 2006.  Excluded results of the Pro and Tech business were calculated by management.
(13) – Comprises a $27.7 million charge for the fair value adjustment applied to United’s acquired inventory and $2.9 million of non-recurring transaction related costs incurred by United in January 2005.
(14) – Comprises transaction related costs incurred by United in January 2005.
(15) – Spectrum Brands restructuring and related charges incurred during the quarter.
(16) – Debt issuance costs related to the debt refinancing that occurred in connection with Spectrum Brands’ acquisition of United .
(17) – Impact on amortization of Spectrum Brands’ acquisitions of United, Tetra, Firstrax and Jungle.
(18) – Interest expense associated with the debt issued and refinanced in connection with the acquired companies. Such debt and resulting interest expense has been reduced as a result of applying the net proceeds from the sale of the Nu- Gro Pro and Tech businesses as if such sale occurred on October 1, 2004.
(19) – Adjustment to income tax expense to arrive at an adjusted 2005 effective tax rate of 35 percent.
(20) – Increase to weighted shares outstanding due to the assumed issuance of 13.75 million shares of Spectrum Brands common stock on October 1, 2004 .

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended July 3, 2005
(in thousands)
Non-Recurring
Charges
Other
Adjustments
Net sales 730,445 $                 476 $                 - $                   - $                   730,921 $
Cost of goods sold 446,003                     (5,573)                (7,266)                (24)   -                      433,164
Restructuring and related charges 7,807                         -                      (7,807)                (25)   -                      -
Gross profit 276,635                     6,049                 15,073               -                      297,757
Operating expenses:
  Selling, general and administrative expenses 195,872                     5,931                 -                      -                      201,803
  Restructuring and related charges 7,365                         -                      (7,365)
(26)
-                      -
203,237                     5,931                 (7,365)                -                      201,803
Operating Income (loss) 73,398                       118                     22,438               -                      95,954
Interest expense 38,623                       -                      -                      227
(27)
38,850
Other (income) expense, net (1,107)                        (605)                   -                      -                      (1,712)
Income (loss) from continuing operations before income taxes 35,882                       723                     22,438               (227)                   58,816
Income tax expense (benefit) 12,171                       -                      -                      8,415
(28)
20,586
Income from continuing operations 23,711                       723                     22,438               (8,642)                38,230
Loss/(Income) from discontinued operations, net of tax -                             -                      -                      -                      -
Net income 23,711 $                    723 $                 22,438 $            (8,642) $             38,230 $
Diluted Shares Outstanding 51,086
As Adjusted Diluted Shares Outstanding 51,086
Diluted Earnings Per Share 0.46 $                        0.75 $
See accompanying notes which are an integral part of this unaudited condensed consolidated adjusted financial information.
Impact of
Acquisitions &
Divestitures
(22), (23)
Spectrum Brands
Q3 Results
As Reported (21)
Q3 Results
As Adjusted
*

*
Spectrum Brands Inc.
Notes to Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended July 3, 2005
(21) – Condensed Consolidated Statement of Operations for Spectrum Brands, as obtained from the Company’s 10-Q report for the three month period ended
July
3, 2005.
(22) – Includes the results of operations for the following:
Tetra, from its Unaudited Consolidated Statement of Operations for the month ended April 30, 2005 .
Jungle, from its Unaudited Consolidated Statement of Operations for the three month period ended June 30, 2005.
(23) – Excludes the unaudited results of the Nu-Gro Corporation’s Pro and Tech business for the three month period ended July 3, 2005. Nu-Gro’s Pro and Tech business was disposed of by sale in January 2006.  Excluded results of the Pro and Tech business were calculated by management.
(24) – Comprises a $1.6 million charge for the fair value adjustment applied to United’s acquired inventory and a $5.7 million charge for the fair value adjustment applied to Tetra’s acquired inventory.
(25) – Spectrum Brands restructuring and related charges incurred during the quarter in connection with the closure of a manufacturing facility in France.
(26) – Restructuring and related charges incurred during the quarter in connection with Spectrum Brands’ integration of United’s operations.
(27) – Interest expense associated with the debt issued and refinanced in connection with the acquired companies. Such debt and resulting interest expense has been reduced as a result of applying the net proceeds from the sale of the Nu- Gro Pro and Tech businesses as if such sale occurred on October 1, 2004.
(28) – Adjustment to income tax expense to arrive at an adjusted 2005 effective tax rate of 35 percent.

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended September 30, 2005
(in thousands)
Non-Recurring
Charges
Other
Adjustments
Net sales 603,721 $                 (14,208) $           - $                   - $                   589,513 $
Cost of goods sold 381,672                     (10,886)              (2,572)                (32)   -                      368,214
Restructuring and related charges 2,688                         -                      (2,688)                (33)   -                      -
Gross profit 219,361                     (3,322)                5,260                 -                      221,299
Operating expenses:
  Selling, general and administrative expenses 176,924                     (2,641)                -                      -                      174,283
  Restructuring and related charges 8,298                         -                      (8,298)
(34)
-                      -
185,222                     (2,641)                (8,298)                -                      174,283
Operating Income (loss) 34,139                       (681)                   13,558               -                      47,016
Interest expense 39,509                       -                      -                      (1,100)
(35)
38,409
Other (income) expense, net 418                            -                      -                      -                      418
Income (loss) from continuing operations before income taxes (5,788)                        (681)                   13,558               1,100                 8,189
Income tax expense (benefit) (2,911)                        -                      -                      5,777
(36)
2,866
Income from continuing operations (2,877)                        (681)                   13,558               (4,677)                5,323
Loss/(Income) from discontinued operations, net of tax -                             -                      -                      -                      -
Net income (2,877) $                     (681) $                13,558 $            (4,677) $             5,323 $
Diluted Shares Outstanding 51,207
As Adjusted Diluted Shares Outstanding 51,207
Diluted Earnings Per Share (0.06) $                       0.10 $
See accompanying notes which are an integral part of this unaudited condensed consolidated adjusted financial information.
Impact of
Acquisitions &
Divestitures
(30), (31)
Spectrum Brands
Q4 Results
As Reported (29)
Q4 Results
As Adjusted
*

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Spectrum Brands Inc.
Notes to Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Quarter Ended September 30, 2005
(29) – Condensed Consolidated Statement of Operations for Spectrum Brands, as obtained from the Company’s 4 th
Quarter Press Release issued November 10,
2005.
(30) – Includes the results of operations for the following:
Jungle, from its Unaudited Consolidated Statement of Operations for the two month period ended August 31, 2005.
(31) – Excludes the unaudited results of the Nu-Gro Corporation’s Pro and Tech business for the three month period ended September 30, 2005. Nu-Gro’s Pro and Tech business was disposed of by sale in January 2006. Excluded results of the Pro and Tech business were calculated by management.
(32) – Comprises a $2.3 millioncharge for the fair value adjustment applied to Tetra’s acquired inventory and a $0.3 million charge for the fair value adjustment applied to Jungle’s acquired inventory.
(33) – Spectrum Brands restructuring and related charges incurred during the quarter primarily in connection with the closure of a manufacturing facility in France.
(34) – Restructuring and related charges incurred during the quarter primarily in connection with Spectrum Brands’ integration of United’s operations.
(35) – Decreased interest expense as a result of applying the proceeds from the sale of the Nu-Gro Pro and Tech businesses to reduce outstanding debt .
(36) – Adjustment to income tax expense to arrive at an adjusted 2005 effective tax rate of 35 percent.

Spectrum Brands, Inc.
Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Year Ended September 30, 2005
(in thousands)
Non-Recurring
Charges
Other
Adjustments
Net sales 2,359,446 $              300,198 $          - $                   - $                   2,659,644 $
Cost of goods sold 1,465,095                 174,769             (42,325)
(40)
-                      1,597,539
Restructuring and related charges 10,495                       -                      (10,495)              (41)   -                      -
Gross profit 883,856                     125,429             52,820               -                      1,062,105
Operating expenses:
  Selling, general and administrative expenses 663,556                     135,132             (9,835)
(42)
(2,073)
(45)
786,780
  Restructuring and related charges 15,820                       -                      (15,820)              (43)   -                      -
679,376                     135,132             (25,655)              (2,073)                786,780
Operating Income (loss) 204,480                     (9,703)                78,475               2,073                 275,325
Interest expense 134,053                     -                      (12,033)              (44)   32,529               (46)   154,549
Other (income) expense, net (856)                           (897)                   -                      -                      (1,753)
Income (loss) from continuing operations before income taxes 71,283                       (8,806)                90,508               (30,456)              122,529
Income tax expense (benefit) 24,451                       -                      -                      18,434               (47)   42,885
Income from continuing operations 46,832                       (8,806)                90,508               (48,890)              79,644
Loss/(Income) from discontinued operations, net of tax -                             -                      -                      -                      -
Net income 46,832 $                    (8,806) $             90,508 $            (48,890) $           79,644 $
Diluted Shares Outstanding 45,631
As Adjusted Diluted Shares Outstanding 50,528
(48)
Diluted Earnings Per Share 1.03 $                        1.58 $
See accompanying notes which are an integral part of this unaudited condensed consolidated adjusted financial information.
Spectrum Brands
2005 Results
As Reported (37)
Impact of
Acquisitions &
Divestitures
(38), (39)
2005 Results
As Adjusted
*

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Spectrum Brands Inc.
Notes to Condensed Combined Statement of Operations Adjusted to Include Results of Acquisitions (Unaudited)
Excluding Nu-Gro Discontinued Operations
Year E nded September 30, 2005
(37) – Condensed Consolidated Statement of Operations for Spectrum Brands, as obtained from the Company’s Form 10-K report  for the year ended September
30, 2005.
(38) – Includes the results of operations for the following:
United, from its Unaudited Consolidated Statement of Operations for the period from October 1, 2004 through February 7, 2005 .
Tetra, from its Unaudited Consolidated Statement of Operations for the period from October 1, 2004 through April 30 , 2005.
Firstrax, from its Unaudited Consolidated Statement of Operations for the period from October 1, 2004 through January 31, 2005 .
Jungle, from its Unaudited Consolidated Statement of Operations for the period from October 1, 2004 through August 31 , 2005 .
(39) – Excludes the unaudited results of the Nu-Gro Corporation’s Pro and Tech business for the year ended September 30, 2005. Nu-Gro’s Pro and Tech business was disposed of by sale in January 2006. Excluded results of the Pro and Tech business were calculated by management.
(40) – Comprises a $29.3 million charge for the fair value adjustment applied to United’s acquired inventory, a $7.9 million charge for the fair value adjustment
Applied to Tetra’s acquired inventory, a $1.9 million charge for the fair value adjustment applied to UPG inventory, acquired in United’s acquisition of the United Pet
Group on July 30, 2004, a $0.3 million charge for the fair value adjustment applied to Jungle’s acquired inventory, and $2.9 million of non-recurring transaction related costs incurred by United in January 2005.
(41) – Spectrum Brands restructuring and related charges incurred during the year primarily in connection with the closure of a manufacturing facility in France.
(42) – Comprises transaction related costs incurred by United in January 2005 of $9.4 million, a $1.1 million charge related to the disposal of Spectrum Brands property in Wisconsin, $0.4 million in transaction costs incurred by United in connection with its acquisition of UPG, and $0.5 million of executive recruiter fees incurred by United.  These amounts are offset by a $1.6 million gain on the sale of Spectrum Brands property in Mexico.
(43) – Restructuringand related charges incurred during the year primarily in connection with Spectrum Brands’ integration of United’s operations.
(44) – Debt issuance costs related to the debt refinancing that occurred in connection with Spectrum Brands’ United acquisition .
(45) – Impact on amortization of Spectrum Brands’ acquisitions of United, Tetra, Firstrax and Jungle.
(46) – Interest expense associated with the debt issued and refinanced in connection with the acquired companies. Such debt and resulting interest expense has been reduced as a result of applying the net proceeds from the sale of the Nu- Gro Pro and Tech businesses as if such sale occurred on October 1, 2004.
(47) – Adjustment to income tax expense to arrive at an adjusted 2005 effective tax rate of 35 percent.
(48) – Increase to weighted shares outstanding due to the assumed issuance of 13.75 million shares of Spectrum Brands common stock on October 1, 2004 .